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                                                               EXHIBIT 10.28(b)


           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the
"Amendment"), dated as of October 20, 1995 is entered into by and among ADVANCED
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MICRO DEVICES, INC. a Delaware corporation (the "Company"), the several
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financial institutions party to the Credit Agreement referred to in the Recitals to this Amendment (collectively, the "Banks"), BANK OF AMERICA NATIONAL TRUST
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AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"), and THE FIRST
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NATIONAL BANK OF BOSTON, as co-agent for the Banks (the "Co-Agent").
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                                   RECITALS
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     A.  The Company, the Banks, the Agent and the Co-Agent are parties to the
Amended and Restated Credit Agreement dated as of September 21, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 7, 1995 (as so amended, the "Credit Agreement"), pursuant to which
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the Banks have extended certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Capitalized terms not otherwise defined herein shall
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have the meanings given to them in the Credit Agreement and in Section 2 hereof.

     2.  Amendments to the Credit Agreement.
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          (a)  Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms to the Credit Agreement in proper alphabetical order:

          "Second Amendment Effective Date" means the date on which the Second
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     Amendment to Amended and Restated Credit Agreement shall have become effective in accordance with the terms set forth therein.

          "Second Amendment to Amended and Restated Credit Agreement" means the
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     Second Amendment to Amended and Restated Credit Agreement dated as of
     October 20, 1995.

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          "Permitted Line of Credit" means the secured line of credit to Target
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     on the terms and conditions described below:

               (i) The Permitted Line of Credit will be available to Target in the maximum aggregate amount of $60,000,000, available beginning on the closing date under a definitive agreement with respect to the Permitted Line of Credit and ending on June 30, 1996;

               (ii) The Permitted Line of Credit will be secured by a lien in favor of the Company covering all assets of Target, including copyrights, trademarks and patents, accounts receivable, inventory, equipment and other tangible and intangible assets, and such lien in favor of the Company shall be junior to certain prior liens, including without limitation the liens of (A) Ascii Corporation and Ascii of America, Inc., with respect to all assets of Target, securing one or more term loans in the aggregate amount of approximately $2,000,000,
          (B) a certain financial institution, with respect to receivables and inventory only, securing a revolving line of credit in the maximum amount for principal outstanding at any time of $10,000,000; and (C) Phemus Corporation, with respect to all assets of Target, securing one or more term loans in the aggregate amount of approximately $10,000,000; and

               (iii) The principal of, and interest (if any) on, outstanding amounts under the Permitted Line of Credit shall be due and payable 12 months after the date of termination of the definitive agreement relating to the Permitted Merger, or earlier, under certain conditions, if the Company and Target shall fail to consummate the Permitted Merger.

          "Permitted Merger" means the merger (to take effect in connection with
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     that certain tax-free reorganization whereby the Company shall acquire all of the issued and outstanding securities of Target) of AMD Merger Corporation, a wholly-owned Subsidiary of the Company, into Target, with the result that upon the consummation of such merger (a) AMD Merger Corporation will cease to exist and (b) Target will become a wholly-owned Subsidiary of the Company; provided, that (x) such merger shall have been
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     consummated on or before June 30, 1996 and (y) the Investment contemplated in connection with the Permitted Merger shall satisfy the following conditions: (i) the sole consideration paid by the Company in connection with such merger shall be shares of the Company's capital stock; (ii) Target and its Subsidiaries are in the

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     Company's lines of business, or such Investment provides vertical integration, (iii) such Investment is being undertaken in accordance with all applicable Requirements of Law, and (iv) such Investment shall not result in any Default or Event of Default.

          "Target" means NexGen, Inc.
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          (b)  Section 7.03 of the Credit Agreement is hereby amended to add the following new subsection (c) thereto:

               "(c) the Permitted Merger."

In addition, "; and" shall replace the period at the end of subsection (b) of such section 7.03.

          (c) Section 7.04 of the Credit Agreement is hereby amended to add the following new subsection (g) thereto:

               "(g) the Permitted Line of Credit."

In addition, "; or" shall replace the period at the end of subsection (f) of such section 7.04.

     3.  Representations and Warranties.  The Company hereby represents and
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warrants to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          (e) The Target is subject to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act, and the effective written consent of the board of directors or equivalent governing body of the Target has been

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obtained and has been, or on or before five Business Days following the execution and delivery of a definitive agreement with respect to the Permitted Merger will be, delivered to the Agent.

     4.  Conditions to Effectiveness of Amendment.  This Amendment will become
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effective on the date (the "Second Amendment Effective Date") on which all of
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the following conditions precedent shall have been satisfied:

          (a) The Agent shall have received from each of the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment; and

          (b) Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct as of the Second Amendment Effective Date.

     Solely for purposes of this Section 4, the representation and warranty set forth in Section 3(e) hereof shall be deemed to be true and correct as of the date on which the condition set forth in Section 4(a) shall have been satisfied, provided, that the failure of the Company to deliver the effective written
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consent of the board of directors (or equivalent governing body) of the Target on or before five Business Days following the execution and delivery of a definitive agreement with respect to the Permitted Merger shall constitute an Event of Default under the Credit Agreement.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
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execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
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          (a)  Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

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          (d)  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                            ADVANCED MICRO DEVICES, INC.


                                            By:  ______________________________
                                                 Marvin D. Burkett
                                                 Senior Vice President and
                                                 Chief Financial Officer


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            as Agent


                                            By:  _____________________________
                                            Title:   Vice President


                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            as Co-Agent


                                            By:  ______________________________
                                            Title:


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as a Bank


                                            By:  ______________________________
                                            Title:   Vice President


                                            BANQUE NATIONALE de PARIS


                                            By:  ______________________________
                                            Title:


                                            By:  ______________________________
                                            Title:

                                            CHEMICAL BANK


                                            By:  ______________________________
                                            Title:

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                                            NATIONAL WESTMINSTER BANK, PLC
                                            Nassau Branch


                                            By:  ______________________________
                                            Title:


                                            NATIONAL WESTMINSTER BANK, PLC
                                            New York Branch


                                            By:  ______________________________
                                            Title:


                                            ROYAL BANK OF CANADA


                                            By:  ______________________________
                                            Title:


                                            SHAWMUT BANK, N.A.


                                            By:  ______________________________
                                            Title:


                                            TEXAS COMMERCE BANK


                                            By:  ______________________________
                                            Title:


                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            as a Bank


                                            By:  ______________________________
                                            Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED


                                            By:  ______________________________
                                            Title:

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                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED, Los Angeles Agency


                                            By:  ______________________________
                                            Title:



                                            UNION BANK


                                            By:  ______________________________
                                            Title:

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